UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 15, 2008

Acceptance Insurance Companies Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7461	31-0742926
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 West Broadway Suite 1600 Council Bluffs, Iowa	51503
(Address of principal executive offices)	(Zip Code)

(712) 329-3600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As of December 15, 2008 the Board of Directors of Acceptance Insurance Companies Inc. (the “Company”) voted to reduce the number of Directors from three to one and Messrs. R.L. Richards and Doug T. Valassis resigned as Directors of the Company. Neither Mr. Richards nor Mr. Valassis resigned because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices and neither of them were removed for cause. As a result, John E. Martin now serves as the sole Director of the Company.

Item 8.01	Other Events

Audit Committee

As of December 15, 2008 the Audit Committee of the Board of Directors was dissolved since the Company has only one director.

Bankruptcy Case

On January 7, 2005, Acceptance Insurance Companies Inc. (the “Company” or “AICI”) filed a voluntary petition (“Bankruptcy Case”) under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Nebraska (the “Bankruptcy Court”). Additionally, two Company subsidiaries, Acceptance Insurance Services, Inc. and American Agrisurance, Inc., filed voluntary petitions under Chapter 7 of the Bankruptcy Code on January 7, 2005 in the same venue. The Company will remain in possession of its assets and properties, and continue to operate its businesses and manage its properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

On January 26, 2005, the Company submitted to the Securities and Exchange Commissioner (the “SEC”) a statement of intention to file monthly operating reports (the “Monthly Reports”), which it is required to file with the U.S. Bankruptcy Trustee and the Bankruptcy Court in connection with the Bankruptcy Case, during the pendency of the Bankruptcy Case in lieu of certain reports it would otherwise file as required by the Securities Exchange Act of 1934, as amended. The Company’s Monthly Report for November 2008 was filed by the Company with the Bankruptcy Court on December 15, 2008, and is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

(99.1) Monthly Operating Report filed by the Company with the United States Bankruptcy Court for the District of Nebraska on December 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2008	ACCEPTANCE INSURANCE COMPANIES INC.

	By:	/s/ John E. Martin
John E. Martin, President and Chief
Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Monthly Operating Report filed by the Company with the United States Bankruptcy Court for the District of Nebraska on December 15, 2008.